Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 1 to

PURCHASE AGREEMENT NUMBER 04761

between

THE BOEING COMPANY

and

United Airlines, Inc.

relating to

Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 1 (SA-1) is entered into as of September 25, 2018 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);

Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Customer and Boeing have agreed to the addition of the following into the Purchase Agreement:

(i)	One *** 737-10 *** Aircraft into the Purchase Agreement; and

WHEREAS, Customer and Boeing have agreed to the addition of the following into the Purchase Agreement:

(i)	The addition of *** 737-9 Aircraft into the Purchase Agreement, as incorporated in the following additions to the Purchase Agreement:

a.	737-9 Aircraft Information Table;

b.	An exhibit regarding the configuration of the 737-9 Aircraft;

c.	A supplemental exhibit concerning BFE variables;

d.	A revision of a letter agreement to add the *** considerations applicable to the 737-9 Aircraft;

e.	A letter agreement specifying *** for the 737-9 Aircraft;

f.	A letter agreement specifying an *** regime for 737-9 Aircraft; and

(ii)	A *** in the event of a *** for 737-10 Aircraft into the Purchase Agreement;

UAL-PA-04761	SA-1, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-1”).

2.	Tables.

Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-1”) is added to the Purchase Agreement to incorporate the *** 737-*** Aircraft.

3.	Exhibit and Supplemental Exhibit.

3.1.          Exhibit A entitled “737-9 Aircraft Configuration” (identified by “SA-1”) is added to the Purchase Agreement to incorporate configuration data for the *** 737-9 Aircraft.

3.2.          Supplemental Exhibit BFE1 entitled “BFE Variables for the 737-9 Aircraft” (identified by “SA-1”) is added to the Purchase Agreement to incorporate BFE data for the *** 737-9 Aircraft.

4.	Letter Agreements.

4.1.         Letter Agreement No. UAL-PA-04761-LA-l801467 previously entitled “Special Matters - 737-10 MAX Aircraft” is deleted in its entirety and is replaced by Letter Agreement No. UAL-PA-04761-LA-l801467R1 entitled “Special Matters - 737-10 Aircraft and 737-9 Aircraft” (identified by “SA-1”) is added to the Purchase Agreement to add certain 737-9 Aircraft *** considerations.

4.2.       Letter Agreement No. UAL-PA-04761-LA-l807022 entitled “737-10 *** Aircraft” (identified by “SA-1”) is added to the Purchase Agreement to incorporate 737-10 *** Aircraft.

4.3.         Letter Agreement No. UAL-PA-04761-LA-l807049 entitled “***” (identified by “SA-1”) is added to the Purchase Agreement to incorporate the defined remedy in the *** for 737-10 Aircraft.

4.4.        Letter Agreement No. UAL-PA-04761-LA-l807420 entitled “737-9 Aircraft Model ***” (identified by “SA-1”) is added to the Purchase Agreement to incorporate certain *** for the 737-9 Aircraft.

4.5.         Letter Agreement No. UAL-PA-04761-LA-l807490 entitled “737-9 Aircraft ***” (identified by “SA-1”) is added to the Purchase Agreement to incorporate the *** for the 737-9 Aircraft.

UAL-PA-04761	SA-1, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.	Miscellaneous.

5.1.         The parties mutually agree that the terms of Letter Agreement UAL-PA-03776-LA-1208123R1 entitled “*** for 737-9 Aircraft” apply to the *** 737-9 Aircraft.

5.2.         References:

5.2.1.       Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” and Table 1 entitled “737-*** Aircraft Delivery, Description, Price and ***” are individually and collectively referred to as Table 1 in the Purchase Agreement.

5.2.2.       Exhibit A entitled “737-10 Configuration” and Exhibit A entitled “737-9 Configuration” are individually and collectively referred to as Exhibit A in the Purchase Agreement.

5.2.3.       Supplemental Exhibit BFE1 entitled “BFE Variables 737-10 Aircraft” and Supplemental Exhibit BFE1 entitled “BFE Variables 737-9 Aircraft” are individually and collectively referred to as Supplemental Exhibit BFE1 in the Purchase Agreement.

5.2.4.       If Boeing or Customer determines that the references and deemed inclusions described in section 5.1 of this Supplemental Agreement No. 1 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

5.3.         Boeing and Customer agree that *** under this Supplemental Agreement No. 1. Such *** will be *** by no later than ***.

[The rest of the page is intentionally blank. Signature page follows.]

UAL-PA-04761	SA-1, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04761	SA-1, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description

Article 2.	Delivery Schedule

Article 3.	Price

Article 4.	Payment

Article 5.	Additional Terms

TABLE

1.	737-*** Aircraft Delivery, Description, Price and ***

1.	737-*** Aircraft Delivery, Description, Price and ***	SA-1

EXHIBITS

A	737-10 Aircraft Configuration

A	737-9 Aircraft Configuration	SA-1

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	***/Airframe and *** Features for the 737MAX Aircraft

BFE1.	BFE Variables 737-10 Aircraft

BFE1.	BFE Variables 737-9 Aircraft	SA-1

EE1.	Engine Warranty ***

SLP1.	Service Life Policy Components

UAL-PA-04761	Table of Contents, Page 1 of 3	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER

UAL-PA-04761-LA-1801463	*** Matters

UAL-PA-04761-LA-1801464	Demonstration Flight Waiver

UAL-PA-04761-LA-1801465	Open Matters 737-10 Aircraft

UAL-PA-04761-LA-1801466	Seller Purchased Equipment

UAL-PA-04761-LA-1801467R1	Special Matters – 737-10 Aircraft and 737-9 Aircraft	SA-1

UAL-PA-04761-LA-1801468	***

UAL-PA-04761-LA-1801469	***

UAL-PA-04761-LA-1801470	Privileged and Confidential Matters

UAL-PA-04761-LA-1801471	AGTA Matters

UAL-PA-04761-LA-1801472	Assignment Matters

UAL-PA-04761-LA-1801473	737-10 Aircraft ***

UAL-PA-04761-LA-1801474	*** for the 737-10 Aircraft

UAL-PA-04761-LA-1801475	Loading of Customer Software

UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment

UAL-PA-04761-LA-1801477	Special Customer Support Matters

UAL-PA-04761-LA-1801478	Delivery *** Matters

UAL-PA-04761-LA-1807022	737-10 *** Aircraft	SA-1

UAL-PA-04761-LA-1807049	*** for 737-10 Aircraft	SA-1

UAL-PA-04761-LA-1807420	737-9 Aircraft Model ***	SA-1

UAL-PA-04761-LA-1807490	737-9 Aircraft ***	SA-1

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	September 25, 2018

UAL-PA-04761	Table of Contents, Page 2 of 3	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761

*** 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
		Aircraft	(Airframe)		Delivery ***	Price Per A/P	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
	Total:	***

* Nominal delivery *** pursuant to §2 of the Purchase Agreement.

Note: Serial Numbers are not yet available but even when provided will be provided as guidance only and are subject to change until delivery.

+ - Subject to confirmation by engine manufacturer

UAL-PA-04761 APR: 112125.TXT	SA-1, Table 1 MAX***, Page 1
Boeing / United Airlines, Inc. Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number PA-04761 for 737-9 Aircraft

UAL-PA-04761-EXA	SA-1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A-1

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is Boeing document number *** Such Detail Specification will be comprised of *** document number ***, dated ***, as amended to incorporate the *** features *** listed below, including ***. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such ***. The Aircraft Basic Price reflects and includes all effects of such ***, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or In-Flight Entertainment.

UAL-PA-04761-EXA	SA-1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	Title	737-9 Aircraft *** Price Per A/C
***	***	***
***	TOTALS:	***

UAL-PA-04761-EXA	SA-1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1

to Purchase Agreement Number 04761
for 737-9 Aircraft

UAL-PA-04761-Ex BFE1	BFE1 Page 1	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

***

Note: This Supplemental Exhibit BFE1 should be revised if a new 737-9 Aircraft configurations is created.

UAL-PA-04761-Ex BFE1	BFE1 Page 2	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	On-dock Dates and Other Information.

On or before ***, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in Attachment 1:

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

UAL-PA-04761-Ex BFE1	BFE1 Page 3	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT 1 TO SUPPLEMENTAL EXHIBIT BFE1 TO PURCHASE AGREEMENT NO. 04761
Preliminary On Dock Date Data: *** MAX *** AIRCRAFT

***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***

Attachment 1 to Supplemental Exhibit BFE1 UAL-PA-04761-Ex BFE1	BFE1 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801467R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – 737-10 Aircraft and 737-9 Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801467.

1.             ***.

1.1             737-10 ***.

At the time of delivery of each 737-10 Aircraft, Boeing *** to Customer a *** the 737-10 ***which shall equal *** (737-10 ***).

1.2             ***.

At the time of delivery of the ***

1.3             737-9 Aircraft ***.

At the time of delivery of each 737-9 Aircraft, Boeing *** to Customer a *** 737-9 Aircraft ***.

1.4             737-9 Aircraft ***.

At the time of delivery of each 737-9 Aircraft, Boeing ***. Boeing represents that the *** of this 737-*** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

UAL-PA-04761-LA-1801467R1	SA-1
Special Matters	Page 1

BOEING I UNITED AIRLINES PROPRIETARY

2.             ***.

Unless otherwise noted, the amounts of the *** stated in (i) Paragraphs 1.1 through 1.2 (***) are *** for 737-10 Aircraft; and (i) Paragraphs 1.3 through 1.4 (***) are ***. The *** will be *** to the scheduled month of the respective Aircraft delivery pursuant to the Airframe *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be ***.

3.             737 Supplier Management.

It is Boeing’s 737 MAX design intent ***the 737 MAX ***. If a *** leads to a *** to be available only through a *** for the 737 MAX where ***, then *** for such affected *** will have the necessary agreements in place to provide 737 MAX ***. These ***, known as ***, will include (but not be limited to) *** that the terms of such *** are commercially reasonable

4.             Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

UAL-PA-04761-LA-1801467R1	SA-1
Special Matters	Page 2

BOEING I UNITED AIRLINES PROPRIETARY

5.             Assignment.

Unless otherwise noted herein, *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***.

6.             Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801467R1	SA-1
Special Matters	Page 3

BOEING I UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 25, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801467R1	SA-1
Special Matters	Page 4

BOEING I UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Aircraft – 737-10

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             *** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will *** Model 737-10 aircraft as *** aircraft (*** Aircraft).

2.             Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** prior to Nominal Delivery Month of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a revised Attachment A of the scheduled delivery month for each *** Aircraft with a Nominal Delivery Month in such calendar year.

3.             Configuration.

3.1           Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-10 aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the *** Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2           Subject to mutual agreement, the *** Aircraft may start from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

UAL-PA-04761-LA-1807022	SA-1
*** Aircraft – 737-10	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.             Price.

4.1           The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  The Airframe Price and *** Features Prices that will be identified in the Definitive Agreement for the *** Aircraft will equal ***.  Boeing represents that the price protections provided in this Article 4.1 are consistent with the terms of Customer’s *** status.

4.2           The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the *** Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (***) of the AGTA.

4.3           The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.             Payment.

5.1           Customer will *** shown in Attachment A for each *** Aircraft ***, on the date of execution of this Letter Agreement. If Customer ***, the ***. If Customer does ***, Boeing will *** Aircraft and *** Customer on ***.

5.2           Notwithstanding the amount shown in Attachment A, the *** for each *** Aircraft.

5.3           At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid at the time of delivery.

6.             ***.

6.1           Customer may *** by giving written notice to Boeing on or before the date *** prior to the earlier of the first day of either the Nominal Delivery Month or the delivery month listed in Attachment A (*** Date).

6.2           After receipt of Customer’s *** notice, Boeing may make a one-time request that the delivery date for such *** Aircraft ***. Customer will consider and, at Customer’s sole discretion, accommodate Boeing’s request if ***. Boeing may *** the *** Aircraft delivery date, which Customer will consider at Customer’s sole discretion.

6.3           If at any given time, the aggregate number of *** Aircraft falls below the number of undelivered Aircraft, then Customer may request for Boeing to provide *** Aircraft in *** Aircraft under the Purchase Agreement on the basis of the terms of this Letter Agreement.

6.3.1            Boeing will accommodate Customer’s request for such *** Aircraft in accordance with the terms of Letter Agreement 6-1162-KKT-080, as amended; provided, however, that such Boeing accommodation is further conditioned upon Boeing having *** Aircraft.

UAL-PA-04761-LA-1807022	SA-1
*** Aircraft – 737-10	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

6.3.2            In response to any Customer request for *** Aircraft, Boeing will provide a written notice for Customer's consideration and written acceptance *** of such Boeing notice. Delivery months will be specified in Boeing’s notice for confirmation by Customer through execution of a supplemental agreement incorporating such *** Aircraft. Delivery positions of such *** Aircraft will be subject to mutual agreement and will take into account ***.

7.             Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within *** of such exercise. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within *** following ***, either party may *** such *** Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will *** the *** for that *** Aircraft and shall have no further obligation with respect to that *** Aircraft.

8.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807022	SA-1
*** Aircraft – 737-10	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 25, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807022	SA-1
*** Aircraft – 737-10	Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement No. UAL-PA-04761-LA-1807022
737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	Subject to confirmation	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		***	***
***		$***
***		$***

Deposit per Aircraft:		$***

# of *** Aircraft			***	*** Exercise Expiry		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)		Delivery ***	Price Per A/P	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
	Total:	***

* Nominal delivery *** are subject to revision pursuant to §2 of Letter Agreememt UAL-PA-04761-LA-1807022 including any successor thereof.

UAL‐PA‐04761‐112118‐1F.TXT	SA‐1, MAX ***, Page 2

Boeing / United Airlines, Inc. Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807049

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** for 737-10 Aircraft

References:	1)	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Letter Agreement UAL-PA-04761-LA-1801473 entitled “737-10 Aircraft (737-10 Aircraft) ***” (***)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Background.

Section 2.5.5 of the Attachment to the *** provides a ***. Article 5.4 of the AGTA and the *** provide a procedure for demonstration of *** with the *** prior to Aircraft delivery. Such method will be used to demonstrate *** with the ***. The parties agree that the *** contained in this Letter Agreement apply if the *** report furnished to Customer for any 737-10 Aircraft pursuant to Article 5.4 of the AGTA shows *** than ***.

1.            Rights and Obligations in the Event of a ***.

1.1            Aircraft Delivery. In the event of a *** for any 737-10 Aircraft, at the time Boeing tenders that 737-10 Aircraft for delivery, *** set forth in paragraph 1.2 or paragraph 2, herein, as applicable. Customer *** delivery of such 737-10 Aircraft ***.

1.2            Post Delivery ***. In the event of a *** for any 737-10 Aircraft, the following terms and conditions will apply:

1.2.1            For the period of *** delivery of an applicable 737-10 Aircraft, ***, or cause to be *** parts and/or *** (Improvement Parts) which, *** in such 737-10 Aircraft, would ***.

1.2.2            If ***, or to cause to be *** such 737-10 Aircraft, then Customer and Boeing will *** upon the details of *** program. *** will be provided *** to ***.

1.2.3            If Customer elects to *** in such 737-10 Aircraft, *** after the delivery *** *** during 737-10 Aircraft *** which cannot be *** during 737-10 Aircraft *** will be *** within a mutually agreed period of time. *** in accordance with Boeing and engine manufacturer instructions.

UAL-PA-04761-LA-1807049	SA-1

***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.2.4            *** of ***. *** related to engines will apply also to spare engines ***. Boeing ***, will give Customer reasonable advance written notice of the estimated *** at Customer’s maintenance base for any such ***. *** this Letter Agreement and be *** to *** using established *** procedures and other terms identified in the *** contemplated in paragraph *** herein.

2.	***.

After *** delivery of an applicable 737-10 Aircraft, if Boeing has not provided, or caused to be provided *** which ***, then Boeing will *** described in this paragraph 2. Subject to mutual agreement, Boeing and Customer may elect to *** the efforts under paragraph 1 herein in lieu of *** described in this paragraph 2.

2.1            ***. Boeing will *** amount will be prorated for fractions of the ***. If the compliance document demonstrates ***, then Customer and Boeing will work together in good faith to reach *** to adequately address such *** for any 737-*** Aircraft. *** is unable to provide a *** to adequately address the *** within a reasonable timeframe and does not *** (within a reasonable timeframe) that it will provide *** any such 737-10 Aircraft and, if the ***.

2.2            ***. *** to Customer pursuant to this section 2 will be *** by Boeing and/or the *** at the time of 737-10 Aircraft delivery. No *** will be *** pursuant to this section 2 for any 737-10 Aircraft not *** Customer. Each *** 737-10 Aircraft ***.

2.3            *** Adjustments. The *** attributable to *** will be determined by Boeing analysis based on data certified to be correct by Boeing. The *** will be deemed to be the *** as calculated using *** based on the data furnished pursuant to Article *** of the AGTA. If *** in a 737-10 Aircraft as set forth in paragraph 1.2 above, payments of *** with the *** after such *** ***. If Customer elects not to *** in any applicable 737-10 Aircraft as set forth in paragraph 1.2 above, ***.

3.	***.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that *** to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by *** under any agreement between *** and Customer, due to the 737-10 Aircraft ***.

4.	***.

Customer agrees that the *** contained in paragraphs 1 and 2 herein are *** for purposes of *** with respect to the *** of Customer’s 737-10 Aircraft and are *** of any and all of Boeing’s *** and *** to Customer in connection therewith. Customer *** Boeing and ***.

5.            Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

6.            Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807049	SA-1

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 25, 2018

UNITED AIRLINES, INC.

By:

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807049	SA-1

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-1807420

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737-9 Aircraft Model ***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Subject to the terms herein, Customer may ***:

***

For this Letter Agreement, each such *** aircraft referred to in (i) and (ii) above shall be defined to be a *** Aircraft.

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to ***,

For resulting Boeing *** Aircraft:

(i)	No later than the first day of the month that is ***, provided that a *** Customer, or;

(ii)	No later than the first day of the month that is ***, if a *** and delivered to Customer.

For resulting Boeing Model 737-*** Aircraft:

(iii)	No later than the first day of the month that is ***, provided that a 737- ***

(iv)	No later than the first day of the month that is ***, if a 737-*** and delivered to Customer.

2.	***

3.	Definitive Agreement.

***

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.	***

5.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

6.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807420	SA-1
***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 25, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807420	SA-1
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A To
Letter Agreement UAL-PA-03776-LA-1807420
737-*** Aircraft Description and Price

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:		***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***		***
*** Features:		$***	ESTIMATE
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		$***	ESTIMATE
Seller Purchased Equipment (SPE) Estimate:		$***	ESTIMATE

UAL-PA-04761	SA-1, Page 1

Boeing / United Airlines, Inc. Proprietary

Attachment B
To Letter Agreement UAL-PA-03776-LA-1807420
737-*** Aircraft Description and Price

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:		***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***		***
Optional Features:		$***	ESTIMATE
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		$***	ESTIMATE
Seller Purchased Equipment (SPE) Estimate:		$***	ESTIMATE

UAL-PA-04761	SA-1, Page 2

Boeing / United Airlines, Inc. Proprietary

Attachment C To
Letter Agreement UAL-PA-03776-LA-1807420
737-*** Aircraft Description and Price

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:		***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***		***
*** Features:		$***	ESTIMATE
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		$***	ESTIMATE
Seller Purchased Equipment (SPE) Estimate:		$***	ESTIMATE

UAL-PA-04761	SA-1, Page 3

Boeing / United Airlines, Inc. Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-1807490

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737-9 Aircraft ***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737-*** MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any 737-9 *** Aircraft arising as a result of exercise of Customer’s aircraft model ***.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.	***.

4.1.4            In the event that Boeing *** the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.

4.2           If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing ***.

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.2.1            Within *** of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer ***.

4.2.2            Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be calculated in accordance with Article 4.1.2.

4.3           In the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.

5.	***

7.	Applicability to ***.

The ***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be ***.

8.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

UAL-PA-04761-LA-1807490	SA-1
***	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 25, 2018

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President Finance and Chief Financial Officer

UAL-PA-04761-LA-1807490	SA-1
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	***Notice Date
***	***	***

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B

*** Factors - *** Base Year

***	***	***	***
***	***	***	***

UAL-PA-04761-LA-1807490	SA-1
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BOEING/UNITED AIRLINES, INC. PROPRIETARY